December 24, 2018

Global X S&P 500® Covered Call ETF
NYSE Arca, Inc.: HSPX

2018 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxfunds.com/funds/hspx. You can also get this information at no cost by calling 1-888-GX-FUND-1 or by sending an e-mail request to info@globalxfunds.com. The Fund’s prospectus and statement of additional information, both dated October 22, 2018, as amended December 24, 2018, as further amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

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Global X S&P 500® Covered Call ETF

Ticker: HSPX Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X S&P 500® Covered Call ETF (“Fund”) seeks investment results that, before fees and expenses, generally correspond to the performance of the CBOE S&P 500 2% OTM BuyWrite Index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund operated as the Horizons S&P 500® Covered Call ETF (the “Predecessor Fund”), a series of Horizons ETF Trust I, prior to the Fund’s acquisition of the assets and assumption of the liabilities of the Predecessor Fund on December 24, 2018 (the “Reorganization”). The Predecessor Fund’s turnover rate from May 1, 2016 to April 30, 2017 (its prior fiscal year end) was 21% and from May 1, 2017 to October 31, 2017 (its current fiscal year end) was 8%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an index fund that employs a “passive management” investment strategy in seeking to achieve its objective of providing investment results that generally correspond to the performance of the CBOE S&P 500 2% OTM BuyWrite Index (the “Underlying Index”). S&P Dow Jones Indices LLC licenses the Underlying Index for the Fund to use. The Underlying Index is comprised of two parts: (1) all the equity securities in the S&P 500® Index (the “Reference Index”) in substantially similar weight as the Reference Index; and (2) short (written) call options on up to 100% of the S&P 500® Index. The Fund invests at least 80% of its total assets in securities that comprise its Underlying Index.

The Reference Index is a float-adjusted market capitalization weighted index containing equity securities of 500 industrial, information technology, utility and financial companies amongst other GICS® sectors, regarded as generally representative of the U.S. stock market. A float-adjusted market capitalization weighted index weights each index component according to its market capitalization, using the number of shares that are readily available for purchase on the open market.

The Underlying Index measures the performance of a hypothetical portfolio that employs a covered call strategy. A covered call strategy is generally considered to be an investment strategy in which an investor buys a security, and sells (or “writes”) a call option on that security in an attempt to generate more income. Each time the Fund writes a covered call option, the Fund receives a payment of money from the investor who buys the option from the Fund, which is called the premium. If the value of the Fund’s call option that it has written declines because of a decline in the value of the S&P 500 Index, the premium that the Fund received for writing the covered call option offsets this loss to some extent.

The premium paid by the buyer of the option provides income in addition to the security’s dividends or other distributions. The Underlying Index consists of long positions in companies in the Reference Index and a single out-of-the-money call option written on the S&P 500 Index. An “out-of-the-money” call option is a call option with a strike price that is higher than the market price of the underlying asset (in this case, the market price of a share of the S&P 500 Index). When a call option is out-of-the-money, it is not in the holder’s economic interest to exercise the call

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option because the holder would receive a price for the S&P 500 Index share that is lower than the market price of the S&P 500 Index share. These options are written (sold) systematically on the monthly option writing date of the Underlying Index.

Generally, in return for the option premium, the Fund gives the purchaser of the call option either (1) the right to buy the security from the Fund at a specified exercise (or “strike”) price, or (2) the right to receive a cash payment equal to any positive difference between the value of the security and the exercise price on or before the expiration date of the option. The Fund writes options that are the second variety such that the options give the option purchasers the rights to receive cash payments equal to any positive differences between the values of the securities and the exercise prices on the expiration dates of the options. The Fund writes a single “out-of-the-money” call option, which is when the strike price is above the market price of the security, as determined on the monthly option writing date of the Underlying Index in accordance with the Underlying Index methodology. The out-of-the-money call option written by the Fund may allow the Fund to preserve some of the price appreciation potential of the underlying securities.

A covered call strategy can potentially mitigate a decline in the price of the securities on which options are written to the extent of the premiums the Fund receives. A covered call strategy is generally used in a neutral-to-bullish market environment, where a slow and steady rise in market prices is anticipated. Because a covered call strategy generates income in the form of premiums from the written options, the Underlying Index is expected to provide higher returns with lower volatility than the Reference Index in many market environments.

However, when the equity market is rallying rapidly, the Underlying Index is expected to underperform the Reference Index.

There can be no assurance, however, that the Underlying Index will perform as expected. The options in the Underlying Index will be traded on national options exchanges. Long positions in the equity securities of the Underlying Index are, in accordance with the Underlying Index’s methodology, indexed to the Reference Index, which includes rebalancing quarterly for share updates and on an as-needed basis to account for corporate actions and market developments. Options positions in the Underlying Index are written on up to 100% of the S&P 500 Index and are rebalanced monthly, as well as on an as-needed basis to account for corporate actions and market developments. As of September 28, 2018, the S&P 500 Index included common stocks of 505 companies with a market capitalization range of between approximately $2.7 billion and $1090.3 billion.

The Fund generally uses a replication methodology, meaning it will invest in all of the securities comprising the Underlying Index in proportion to the weightings in the Underlying Index. The Fund seeks correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would represent perfect correlation. However, the Fund may, from time to time utilize, a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the equity securities comprising the Underlying Index.

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The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Reference Index and the Underlying Index are so concentrated. As of October 1, 2018, the Reference Index and the Underlying Index did not have significant exposure to a sector.

The Underlying Index is provided by S&P Dow Jones Indices LLC, which is unaffiliated with the Fund, its investment adviser, Global X Management Company LLC (the “Adviser”). S&P Dow Jones Indices LLC maintains, calculates and publishes information regarding the Underlying Index.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund section of this Prospectus and in the Statement of Additional Information ("SAI").

Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent that the Reference Index and the Underlying Index concentrate in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.
Covered Call Option Writing Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the securities in the Underlying Index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.
Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

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Equity Risk. Equity risk is the risk that the value of the long equity securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests.
Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Large Capitalization Company Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Large Shareholder Risk: Certain shareholders, including an Authorized Participant (as defined in the SAI), the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Additionally, from time to time an Authorized Participant, a third party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale.  Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations, in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares, potentially causing the market price of the Fund’s shares to deviate from their NAV.
Listing Standards Risk: Under new continuous listing standards adopted by the Fund’s listing exchange, the Fund will be required to confirm on an ongoing basis that the components of the Underlying Index satisfy the applicable listing requirements. In the event that the Underlying Index does not comply with the applicable listing requirements, the Fund would be required to rectify such non-compliance by requesting that the Index Provider modify the Underlying Index, adopting a new underlying index, or obtaining relief from the SEC. Failure to rectify such noncompliance may result in the Fund being delisted by the listing exchange.
Market Risk. Securities in the Reference Index are subject to market fluctuations. You should anticipate that the value of Shares will decline, more or less, in correlation with any decline in value, in aggregate, of the securities in the Reference Index.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

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Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including because the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index.
Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.
Passive Investment Risk. Unlike many investment companies, the Fund does not utilize an active investment strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.
Sector Risk. Sector risk is the possibility that securities within a group of related industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.
Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Underlying Index.
Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
U.S. Federal Income Tax Risk. The Fund’s investment strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders is subject to federal income tax at rates of up to 20%. The Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. You should consult your tax advisor as to the tax consequences of acquiring, owning and disposing of Shares in the Fund.

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Valuation Risk. The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Accordingly, performance figures for the Fund for periods prior to the date of the Reorganization represent the performance of the Predecessor Fund.

Annual Total Returns (Years Ended December 31)

Best Quarter:     12/31/15        5.53%

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Worst Quarter:    9/30/15        5.56%
The performance information shown above is based on a calendar year. The Predecessor Fund’s performance from 1/1/2018 to 6/30/2018 was 1.40%.

Average Annual Total Returns (for the periods ended December 31, 2017)

		Since Inception
	One Year	(06/24/13)
Global X S&P 500® Covered Call ETF[1]
Returns Before Taxes	16.48%	9.93%
Returns After Taxes on Distributions[2]	13.99%	7.88%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	9.39%	6.76%
CBOE S&P 500 2% OTM BuyWrite Index*	16.43%	9.61%
S&P 500® Stock Covered Call Index	16.70%	9.67%
S&P 500® Index	21.83%	14.48%
* The Predecessor Fund replaced the S&P 500® Stock Covered Call Index as its broad-based securities market index with the CBOE S&P 500 2% OTM BuyWrite Index to reflect the change in the Predecessor Fund’s Underlying Index and investment objective, which changed on or about December 14, 2017.

1 Performance shown for periods prior to December 24, 2018, reflects that of the Predecessor Fund.
2 After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Messrs. Kim, Molchan, Ong and To (“Portfolio Managers”). Messrs. Kim, Molchan, Ong and To have been portfolio managers of the Fund since inception in 2018. Mr. Molchan had managed the Predecessor Fund since May 2017 and Messrs. Kim, Ong and To had managed the Predecessor Fund since October 2018.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the Exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges is open for business ("Business Day").

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangements such as a 401(k) plan or an IRA, in which case distributions from such tax-deferred arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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